UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40450	85-2122558
(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue, 8th Floor - Suite 8133

New York, New York 10022

Registrant’s telephone number, including area code (929) 412-1272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	OTECU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	OTEC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 10, 2022, OceanTech Acquisitions I Corp., a Delaware corporation (the “Company”), OceanTech Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and OceanTech Acquisitions I Sponsors LLC, the Company’s sponsor (the “Sponsor”), in its capacity as purchaser representative, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Captura Biopharma, Inc., a Delaware corporation (the “Target”), and Michael Geranen, in his capacity as seller representative (together with the Company, Merger Sub, the Sponsor and the Target, the “Parties”).

Business Combination

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, upon the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (collectively, the “Business Combination”):

•	The Parties will effect the merger of Merger Sub with and into the Target, with the Target continuing as the surviving entity (the “Merger”), as a result of which all of the issued and outstanding capital stock of the Target shall be exchanged for shares of Class A common stock, par value $0.0001 per share, of the Company (“Company Class A Common Stock”) upon the terms set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, all in accordance with the terms of the Merger Agreement.

•	The Company will amend and restate its amended and restated certificate of incorporation (the “Charter”) to, among other matters: (a) change its name to “Captura Biopharma Holdings, Inc.” or such other name as mutually agreed to by the parties to the Merger Agreement; (b) expand the Company’s board of directors (the “Board”) to seven individuals; and (c) remove and change certain provisions in the Charter related to the Company’s status as a blank check company. Additionally, each then-outstanding share of Class B common stock of the Company will be converted into one share of Company Class A Common Stock.

Merger Consideration

As consideration for the Merger, the holders of Target common stock as of immediately prior to the effective time of the Business Combination collectively shall be entitled to receive from the Company, in the aggregate, a number of shares of Company Class A Common Stock with an aggregate value equal to (a) One Hundred Twenty Million U.S. Dollars ($120,000,000) minus (b) the amount of any outstanding indebtedness (minus cash held by Target) of Target and its consolidated subsidiaries at Closing. Certain outstanding options and warrants exercisable into shares of Target common stock will be assumed by the Company and replaced with options and warrants exercisable into shares of Company Class A Common Stock.

In addition, subject to certain adjustments, terms and conditions set forth in the Merger Agreement, holders of Target common stock shall also be entitled to receive from Company, in the aggregate, an additional 2,000,000 shares of Company Class A Common Stock in the event that Target obtains United States Food and Drug Administration (“FDA”) approval of C2E2 (the radionuclide decorporation agent under development and commercialization by Target) on or before March 31, 2024; 1,000,000 shares of Company Class A Common Stock in the event that Target obtains FDA approval of C2E2 after March 31, 2024 but on or before September 30, 2024; 3,500,000 shares of Company Class A Common Stock if Target’s 2024 EBITDA equals or exceeds $32,073,641; a number of shares of Company Class A Common Stock equal to 2,800,000 multiplied by the 2024 EBITDA divided by $32,073,641, if Target’s 2024 EBITDA exceeds $25,658,913 but is less than $32,073,641; 3,500,000 shares of Company Class A Common Stock if Target’s 2025 EBITDA equals or exceeds $105,333,670; a number of shares of Company Class A Common Stock equal to 2,800,000 multiplied by the 2025 EBITDA divided by $105,333,670, if Target’s 2025 EBITDA exceeds $84,266,936 but is less than $105,333,670; 3,500,000 shares of Company Class A Common Stock if Target’s 2026 EBITDA equals or exceeds $131,871,684; and a number of shares of Company Class A Common Stock equal to 2,800,000 multiplied by Target’s 2026 EBITDA divided by $131,871,684, if Target’s 2026 EBITDA exceeds $105,497,347 but is less than $131,871,684.

Representations and Warranties; Covenants

Pursuant to the Merger Agreement, the parties made customary representations and warranties for transactions of this type as of the date of the Merger Agreement and/or as of the date of the Closing or other specified date. The representations and warranties made by the Company and the Target will not survive the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

In addition, the parties to the Merger Agreement agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the parties to use commercially reasonable efforts to operate their respective businesses in the ordinary course, to refrain from taking certain specified actions without the prior written consent of the applicable party, not to engage in trading on material nonpublic information and to maintain confidentiality, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to disparage each other or to solicit, negotiate or enter into a competing transaction. The Company has covenanted to hold a meeting of stockholders of the Company for the purpose of approving the Business Combination and the Merger Agreement. The covenants further provide that the Company may use reasonable commercial efforts to enter into subscription agreements for a private equity investment in the Company on terms reasonable acceptable to the Company and Target. The covenants of the parties in the Merger Agreement generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Conditions to Each Party’s Obligation to Close

Pursuant to the Merger Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (a) the representations and warranties of the respective parties being true and correct subject to the materiality standards contained in the Merger Agreement; (b) material compliance by the parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Merger Agreement; (c) the approval by the Company’s stockholders of the Business Combination; (d) the approval by the Target’s stockholders of the Business Combination; (e) the absence of any Material Adverse Effect with respect to the Company or with respect to the Target since the effective date of the Merger Agreement that is continuing and uncured; (f) the election of the members of the post-Closing Board consistent with the provisions of the Merger Agreement, a majority of which are to be independent in accordance with the Nasdaq rules; (g) the Company having at least $5,000,001 in tangible net assets upon the Closing; (h) the entry into certain ancillary agreements as of the Closing, including a registration rights agreement, amendments to Target’s license agreements, employment agreements, intellectual property assignment agreements, lock-up agreements and non-competition agreements; (i) the lack of any notice or communication from, or position of, the U.S. Securities and Exchange Commission (the “SEC”) requiring the Company to amend or supplement the Prospectus and Proxy Statement (as defined below); (j) delivery of PCAOB audited financials by Capture Pharmaceuticals, Inc., a Target licensor (“Capture”), by the Company not later than September 15, 2022 and (k) the receipt of certain closing deliverables. The obligations of the Company will be conditioned on the consummation of a merger between Target and Capture Pharmaceuticals, Inc., with Target being the survivor, and further conditioned upon certain amendments in forms reasonably satisfactory to the Company of existing license agreements between Capture and, respectively, the University of North Carolina at Chapel Hill and the University of Kentucky (collectively, the “License Agreement Amendments”). Further, the obligations of the Target will be conditioned on the Company having cash and cash equivalents, after giving effect to any stockholder redemptions, proceeds from any PIPE investment, and net of the Company’s expenses, of at least $5,000,000.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, by the mutual written consent of the Company and the Target, if any of the conditions to the Closing has not been satisfied or waived by December 2, 2022, if prohibited by a governmental authority, after an uncured breach by a party of the representations, warranties, covenants, or agreements contained in the Merger Agreement, after a material adverse effect on the Target or the Company, if the Company’s stockholders do not approve the Business Combination, or if the Target fails to deliver to the Company PCAOB audited Capture financials for the year ended December 31, 2021 by September 15, 2022. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful breach of an representation, warranty, covenant or obligation under the Merger Agreement prior to such termination.

Governing Law and Arbitration

The Merger Agreement is governed by Delaware law and, subject to the required arbitration provisions, the parties are subject to exclusive jurisdiction of federal and state courts located in Delaware (and any appellate courts thereof). Any disputes under the Merger Agreement, other than claims for injunctive or temporary equitable relief or enforcement of an arbitration award, will be subject to arbitration by the American Arbitration Association, to be held in Washington, D.C.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Merger Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Stockholders of the Company and other interested parties are urged to read the Merger Agreement in its entirety.

Voting Agreements and Sponsor Support Agreement

In connection with entry into the Merger Agreement, the Company and Target entered into Voting Agreements with certain stockholders of the Target representing approximately 68% of the outstanding voting power of the Target’s equity securities (the “Target Stockholders”) pursuant to which the Target Stockholders have agreed to vote their securities in favor of the approval of the Merger Agreement and the Business Combination and to take other customary actions to cause the Business Combination to occur.

In connection with entry into the Merger Agreement, the Company, the Sponsor and the Target entered into a Sponsor Support Agreement pursuant to which the Sponsor has agreed to vote its Company securities in favor of the approval of the Merger Agreement and the Business Combination and to take other customary actions to cause the Business Combination to occur.

The foregoing descriptions of the Voting Agreements and the Sponsor Support Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Voting Agreements and the Sponsor Support Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2 respectively.

Agreements to Be Effective as of or Entered into at Closing

At the Closing, the Company and certain directors, officers and stockholders of the Target (the “Subject Parties”) will enter into a lock-up agreement (the “Lock-Up Agreement”), which, among other things, and subject to certain exceptions, will provide for the Company securities held by the Subject Parties to be locked-up for a period of twelve months from the date of the Closing, and to be subject to certain restrictions on sale thereafter, in accordance with the terms set forth therein.

At the Closing, the Company, the Subject Parties and the Sponsor will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will be obligated to file a registration statement to register the resale of certain securities of the Company held by the Subject Parties and the Sponsor. The Registration Rights Agreement will also provide the Subject Parties and the Sponsor with “piggy-back” registration rights, subject to certain requirements and customary conditions.

At the Closing, the Company intends to adopt a 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”) which will provide for the grant of equity incentives up to a maximum of 10% of the shares of the Class A Common Stock outstanding at the time of effectiveness of the 2022 Equity Incentive Plan to the directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company. There are certain restrictions on participation in the 2022 Equity Incentive Plan by certain members of management for up to three years.

The foregoing descriptions of the Voting Agreements, the Sponsor Support Agreement, the Lock-Up Agreement, the Registration Rights Agreement and the 2022 Equity Incentive Plan do not purport to be complete.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Merger Agreement, the Company will file with the SEC a Registration Statement on Form S-4 containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”), and certain related documents, in connection with a meeting of its stockholders in connection with a special meeting of the Company’s stockholders to be held to consider approval and adoption of (i) the Merger Agreement and the Business Combination; (ii) the issuance of the Company’s Class A Common Stock in connection with the Business Combination and any PIPE financing; (iii) the third amended and restated certificate of incorporation of the Company; (iv) the election of the members of the post-Closing Board; (v) the Company’s 2022 Equity Incentive Plan; (vi) such other matters as the parties mutually determine to be necessary or appropriate in order to effect the Business Combination (the approvals described in foregoing clauses (i) through (vi), collectively, the “Stockholder Approval Matters”),and (vii) the adjournment of the special meeting of the Company’s stockholders, if necessary, to permit further solicitation and vote of proxies in the reasonable determination of the Company.

Stock Exchange Listing

The Company will use its reasonable best efforts to cause the Company Class A Common Stock issued in connection with the Merger Agreement to be approved for listing on the Nasdaq Capital Market at Closing. During the period from the date hereof until the Closing, the Company will use commercially reasonable efforts to maintain the listing of its units, Company Class A Common Stock and warrants for trading on the Nasdaq Capital Market.

Item 7.01.	Regulation FD Disclosure.

On August 10, 2022, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

As discussed above, the Company intends to file the Prospectus and Proxy Statement with the SEC, which Prospectus and Proxy Statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other Stockholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Stockholder Approval Matters. The Company’s stockholders and other interested persons are advised to read, when available, the Prospectus and Proxy Statement and the amendments thereto and other documents filed in connection with the Business Combination and other Stockholder Approval Matters, as these materials will contain important information about the Company, the Target, the Business Combination and the other Stockholder Approval Matters. When available, the Prospectus and Proxy Statement and other relevant materials for the Business Combination and other Stockholder Approval Matters will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and the other Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: OceanTech Acquisitions I Corp., 515 Madison Avenue, 8th Floor, Suite 8133 New York, New York 10022.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE Financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as filed on May 27, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to OceanTech Acquisitions I Corp., 515 Madison Avenue, 8th Floor, Suite 8133 New York, New York 10022. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for the Company and the Target, the Company’s and the Target’s estimated future results and the transactions contemplated by the Merger Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Merger Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Merger Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Merger Agreement may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Merger Agreement, including the adoption of the Merger Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders, the completion of the merger with Capture, the License Agreement Amendments and the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Target’s business relationships, performance and business generally; (vi) risks that the transactions contemplated by the Merger Agreement disrupt current plans and operations of the Target; (vii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Merger Agreement or the transactions contemplated thereby; (viii) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (ix) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Merger Agreement, and identify and realize additional opportunities; (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations or the SPAC market generally; (xii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiii) the risk that the Target may not achieve or sustain profitability; (xiv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xv) the risk that the Target experiences difficulties in managing its growth and expanding operations; and (xvi) the ability to complete a PIPE financing on attractive terms or at all.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. You should not take any statement regarding past trends, activities or performance as a representation that the trends, activities or performance will continue in the future. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Merger Agreement

10.1	Form of Voting Agreement, dated as of August 10, 2022, by and among the Company, Target and certain stockholders of Target party thereto.

10.2	Support Agreement, dated as of August 10, 2022, by and among the Company, Target and Sponsor.

99.1	Press Release dated August 10, 2022

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANTECH ACQUISITIONS I CORP.

Date: August 10, 2022	By:	/s/ Joseph Adir
Name: Joseph Adir Title: Chief Executive Officer (Principal Executive Officer)